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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 14, 1998



                               OMNIAMERICA, INC.
             (formerly known as Specialty Teleconstructors, Inc.)
              (Exact name of Registrant as specified in charter)




            DELAWARE                   1-13272                 85-0421409
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)



    12001 STATE HIGHWAY 14 NORTH                                 87008
      CEDAR CREST, NEW MEXICO                                  (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (505) 281-2197


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ITEM 5.  OTHER EVENTS.

         On September 14, 1998, the reincorporation and name change of Specialty Teleconstructors, Inc., a Nevada corporation ("Specialty"), was effected through the merger (the "Merger") of Specialty with and into OmniAmerica, Inc., a Delaware corporation and a wholly-owned subsidiary of Specialty ("OmniAmerica"), with OmniAmerica being the surviving corporation. As a result of the Merger, the name of Specialty has been changed to "OmniAmerica, Inc." and the state of incorporation of Specialty has been changed to Delaware. Following the Merger, the common stock, par value $.01 per share, of OmniAmerica will be identified by CUSIP Number 68211J 10 0 and will trade on the Nasdaq Stock Market under the symbol "XMIT."

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         Exhibit No.       Description

         99.1              Press Release dated September 15, 1998.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   OMNIAMERICA, INC.
                                   (formerly known as
                                    Specialty Teleconstructors, Inc.)
                                   (Registrant)



Date:    September 15, 1998        By:  /s/ F. Howard Mandel
                                        ------------------------------
                                        F. Howard Mandel
                                        Vice President and General Counsel




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                                  EXHIBIT INDEX

Exhibit                       Description
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
99.1              Press Release dated September 15, 1998.